Exhibit 99.1

October 11, 2023

Dear HOFV Shareholders,

As you will have seen by way of our public filings, we have activated one of our available financing tools by taking down a small portion of our existing S-3 shelf registration that was previously allocated to our current ATM (At-The-Market) offering.  This step is part of our overarching comprehensive financial strategy, and something that we’ve periodically accessed to draw down funding from this facility, since October of 2021.  Additionally, as referenced in our Q2 2023 earnings call, over the past several months the Company has reviewed optimal ways to strengthen our balance sheet to help enable us to move efficiently and effectively towards continued stabilization of all facets of our stated business model.

From a general financing perspective, our team has been doing the work to prudently secure funding as needed to build out our remaining Phase II assets. As I’ve discussed many times, this approach allows us to optimize our repayment schedule and ensure we’re not paying interest on lending prior to utilizing these funds. COVID has continued to have an ongoing impact on supply chain, labor, and in some cases availability of funding. With that said, we’ve just completed a restructuring of the capital stack for our Downtown Canton DoubleTree Hotel, which paid down a portion of the senior loan, extended that facility’s maturity date, reduced interest expense, and unlocked value for us as a company. In addition, our largest shareholder, IRG (Industrial Realty Group), has now taken over the assignment of our previous Huntington Bank loan ($10 million Loan Facility) for the Fan Engagement Zone, allowing us greater flexibility to draw down funds as needed. Lastly, HOFV has also engaged a financial advisor to help us strengthen our balance sheet to allow for long-term success as we execute our business strategy.

On the construction front, Phase II assets on the Village campus continue to be completed with financings of over $100 million being deployed to facilitate an “on time, on budget” construction process.  Our 120,000 square foot indoor waterpark is coming to life with core and shell being erected, and the building’s exterior is set to be completed prior to winter of this year. It’s an incredible new, one-of-a-kind asset, that will impact not only the Company’s revenue growth, but will also be an anchor guest experience to extend our “stay and play” concept for the Village. As we start to finish work on the waterpark exterior, we plan to break ground on our new Hilton Tapesty Hotel in the very near future. The site of this new hotel has been under preparation and was needed to support the waterpark construction for equipment and materials storage. More to come on ground breaking for this exciting new asset in the coming weeks.

We have also continued to make great progress within other key areas of our Company and remain focused on executing our long-term gameplan to deliver substantive results in each of our business verticals. We have multiple media projects in the pipeline, with one of our most recently distributed projects debuting on Prime Video, “Next Man Up; The Alumni Academy”. In addition, we’ve added new content production and distribution partners like Reach TV and Brinx.tv for another show currently in distribution called “The Goat Code”. Look for more great Hall of Fame Village Media content in the very near future.

Lastly, we continue to push forward on multiple other business objectives. Increasing sponsorship partners with regional and global brands like the Ohio Lottery and Coca-Cola Consolidated to align their products and services with all of the great content, asset development and programming we’re doing at the Village and within our Company in general. We’ve hosted multiple large-scale events, like the recent Tacos & Tequila Festival and comedian Bill Burr, each welcoming thousands of guests to our campus and Tom Benson Hall of Fame Stadium. And these are only to name a few. We will be announcing a more advanced calendar of events for 2024, to include concerts, festivals, and much more with the intention of driving even greater demand for the Hall of Fame Village destination.

While I feel the above represent significant progress towards our stated goals, we remain intensely focused on the road ahead. I’m proud of our team, as they continue to build our brand, create new business opportunities, and stay committed to creating long-term value for our shareholders. Our team continues to create one-of-a-kind content and experiences, at the highest level, to wow and inspire our guests to become loyal fans for everything we do.  They have overcome adversity in the face of a difficult macro-economic environment, a global health pandemic and have produced results that we will build upon in the coming years. In short, this is a team that is dedicated and I have the highest expectations that the best is ahead of us!

Thank you for your continued commitment to our vision and our success.

Michael Crawford

About Hall of Fame Resort & Entertainment Company:

Hall of Fame Resort & Entertainment Company (NASDAQ: HOFV, HOFVW) is a resort and entertainment company leveraging the power and popularity of professional football and its legendary players in partnership with the Pro Football Hall of Fame. Headquartered in Canton, Ohio, the Hall of Fame Resort & Entertainment Company is the owner of the Hall of Fame Village a multi-use sports, entertainment and media destination centered around the Pro Football Hall of Fame’s campus. Additional information on the Company can be found at www.HOFREco.com

Safe Harbor

Certain statements made herein are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words and phrases such as “opportunity,” “future,” “will,” “goal,” “enable,” “pipeline,” “transition,” “move forward,” “towards,” “build out,” “coming” and “look forward” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are not guarantees of future performance, conditions, or results, and involve a number of known and unknown risks, uncertainties, assumptions, and other important factors, many of which are outside the Company’s control, which could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors that may affect actual results or outcomes include, among others, the Company’s ability to manage growth; the Company’s ability to execute its business plan and meet its projections, including obtaining financing to construct planned facilities; potential litigation involving the Company; changes in applicable laws or regulations; general economic and market conditions impacting demand for the Company’s products and services, and in particular economic and market conditions in the resort and entertainment industry; the effects of the ongoing global coronavirus (COVID-19) pandemic on capital markets, general economic conditions, unemployment and the Company’s liquidity, operations and personnel; increased inflation; the inability to maintain the listing of the Company’s shares on Nasdaq; and those risks and uncertainties discussed from time to time in our reports and other public filings with the SEC. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

A registration statement relating to these securities has been filed with the U.S. Securities and Exchange Commission (SEC) and became effective on September 14, 2021. The offering is being made only by means of a written prospectus and prospectus supplement that will form a part of the registration statement. A final prospectus supplement and the accompanying prospectus relating to the offering will be filed with the SEC and will be available on the SEC’s website at www.sec.gov.

This letter shall not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful, prior to registration or qualification under the securities laws of any such state or jurisdiction.

Investor Inquiries:

investor.relations@hofreco.com

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